UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2021

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements.

On June 18, 2021, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary (“ABRCF”) issued $304 million of asset-backed securities comprised of:

1)

$96 million aggregate principal amount of Series 2018-2 3.04% Class D notes, with a legal final maturity of March 2025, which were issued under the Amended and Restated Series 2018-2 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2018-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended (the “Base Indenture”);

2)

$105 million aggregate principal amount of Series 2019-2 3.04% Class D notes, with a legal final maturity of September 2025, which were issued under the Amended and Restated Series 2019-2 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2019-2 Agent, to the Base Indenture; and

3)

$103 million aggregate principal amount of Series 2020-1 3.34% Class D notes, with a legal final maturity of August 2026, which were issued under the Amended and Restated Series 2020-1 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2020-1 Agent, to the Base Indenture.

On June 18, 2021, ABRCF completed an amendment and renewal of its asset-backed variable-funding financing facilities, which provide a portion of the financing for our car rental fleet in the United States. This financing is comprised of two facilities, known as the Series 2010-6 Notes and the Series 2015-3 Notes, with a maximum available amount of $2.25 billion and $500 million, respectively. The Series 2010-6 Notes and the Series 2015-3 Notes are each a two-year facility with a maturity date of March 31, 2023. The Series 2010-6 Notes are issued under the Fourth Amended and Restated Series 2010-6 Supplement, dated June 18, 2021, among ABRCF, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Funding Agents named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent, to the Base Indenture. The Series 2015-3 Notes are issued under the Second Amended and Restated Series 2015-3 Supplement, dated June 18, 2021, among ABRCF, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Funding Agents named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2015-3 Agent, to the Base Indenture.

The notes are secured under the Base Indenture primarily by vehicles in our domestic fleet and other related assets. The foregoing summary of the notes is qualified in its entirety by reference to the full text of the Amended and Restated Series 2018-2 Supplement, a copy of which is attached hereto as Exhibit 10.1, the Amended and Restated Series 2019-2 Supplement, a copy of which is attached hereto as Exhibit 10.2, the Amended and Restated Series 2020-1 Supplement, a copy of which is attached hereto as Exhibit 10.3, the Fourth Amended and Restated Series 2010-6 Supplement, a copy of which is attached hereto as Exhibit 10.4, and the Second Amended and Restated Series 2015-3 Supplement, a copy of which is attached hereto as Exhibit 10.5, respectively, and, in each case, which is incorporated by reference herein.

Certain purchasers of the notes, the trustee and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amended and Restated Series 2018-2 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2018-2 Agent.

10.2	Amended and Restated Series 2019-2 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2019-2 Agent.

10.3	Amended and Restated Series 2020-1 Supplement, dated as of June 18, 2021, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2020-1 Agent.

10.4	Fourth Amended and Restated Series 2010-6 Supplement, dated as of June 18, 2021, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent.

10.5	Second Amended and Restated Series 2015-3 Supplement, dated as of June 18, 2021, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2015-3 Agent.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean Sera
Jean Sera
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: June 23, 2021